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                                                                    EXHIBIT 10.1

                                LOCK-UP AGREEMENT

                                  July _, 2004


MAXIM GROUP LLC
405 Lexington Avenue
New York, NY 10174

         Re:      AA Northvale Medical Associates, Inc. Lock-Up Agreement
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Ladies and Gentlemen:

         This letter agreement (this "AGREEMENT") relates to the private offering (the "OFFERING") by AA Northvale Medical Associates, Inc., a New Jersey corporation (the "COMPANY"), of up to 35 Units of the Company's securities, as described in the Confidential Private Offering Memorandum ("PPM") dated May 20, 2004 and the Supplement dated June 30, 2004 to the PPM ("SUPPLEMENT"). The Offering is governed by the certain Placement Agency Agreement, dated as of May 20, 2004 (the "PLACEMENT AGENCY AGREEMENT"), by and among the Company, ADM Tronics Unlimited, Inc. ("ADMT") and Maxim Group LLC as placement agent (the "PLACEMENT AGENT").

         In order to induce the Placement Agent to offer the Units in the Offering, the undersigned (on behalf of himself and his Permitted Transferees (as defined below)) hereby agrees that, without the prior written consent of the Placement Agent, which consent shall not be unreasonably withheld, during the period from the date beginning on the date the registration statement covering the resale of the Company's common stock ("COMMON STOCK") is declared effective by the SEC and for a period of 12 months thereafter (the "LOCK-UP PERIOD"), the undersigned and his Permitted Transferees: (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), and (b) will not establish or increase any "put equivalent position" or liquidate or decrease any "call equivalent position" with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration. As used herein, the term "RELEVANT SECURITY" means any option held by the undersigned to purchase shares of Common Stock or any shares of Common Stock receivable by the undersigned upon the exercise of any such option.

         Notwithstanding the foregoing, during the Lock-Up Period, the undersigned: (i) may freely transfer (subject to any other legal or contractual obligations) shares of Common Stock which are not Relevant Securities and (ii) may transfer Relevant Securities solely for bona fide tax or estate planning purposes and solely to the undersigned's spouse, brothers and sisters, lineal ascendants or descendants or trusts for the benefit of such individuals (such persons or entities, collectively, the "PERMITTED TRANSFEREES"), it being agreed that: (A) such transfers of Common Stock shall not exceed 10% of the shares of Common Stock beneficially owned by the undersigned for each such individual during the Lock-Up Period, and (B) that the shares of Common Stock transferred shall be valued at the Fair Market Value on the date of transfer.


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         For purposes of agreement, the term "FAIR MARKET VALUE" shall mean the last sale price of the Common Stock, during normal operating hours, as reported on the OTC Bulletin Board or such other market or automated quotation system on which the Common Stock is then listed.

         The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities.

         The undersigned hereby further agrees that, without the prior written consent of the Placement Agent, which consent shall not be unreasonably withheld, during the Lock-Up Period the undersigned will not: (x) file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.


                                            Very truly yours,


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                      [Signature Page to Lock-Up Agreement]


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